UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2007

                          ALLIANCE LAUNDRY SYSTEMS LLC
                          ALLIANCE LAUNDRY CORPORATION
                          ALLIANCE LAUNDRY HOLDINGS LLC
             (Exact name of registrant as specified in its charter)

            DELAWARE                     333-56857              39-1927923
            DELAWARE                   333-56857-01             39-1928505
            DELAWARE                   333-56857-02             52-2055893
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                   Identification Number)

                           Shepard Street P.O. BOX 990
                           RIPON, WISCONSIN 54971-0990
           (Address of principal executive offices including zip code)

                                 (920) 748-3121
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions
--------------------------------------------------------

On March 22, 2007, Alliance Laundry Holdings LLC issued a press release describing its results of operations for the year ended December 31, 2006. This press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
-------------------------------------------

(c)   Exhibits

      99.1     Alliance Laundry Holdings LLC press release dated March 22, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ALLIANCE LAUNDRY SYSTEMS LLC
                                      (Registrant)

DATE:  March 22, 2007                 /s/ Thomas L'Esperance
                                      ------------------------------------------
                                      Thomas L'Esperance
                                      CEO & President

                                      /s/ Bruce P. Rounds
                                      ------------------------------------------
                                      Bruce P. Rounds
                                      Vice President Chief Financial Officer


                                      ALLIANCE LAUNDRY CORPORATION
                                      (Registrant)

DATE:  March 22, 2007                 /s/ Thomas L'Esperance
                                      ------------------------------------------
                                      Thomas L'Esperance
                                      CEO & President

                                      /s/ Bruce P. Rounds
                                      ------------------------------------------
                                      Bruce P. Rounds
                                      Vice President Chief Financial Officer


                                      ALLIANCE LAUNDRY HOLDINGS LLC
                                      (Registrant)

DATE:  March 22, 2007                 /s/ Thomas L'Esperance
                                      ------------------------------------------
                                      Thomas L'Esperance
                                      CEO & President

                                      /s/ Bruce P. Rounds
                                      ------------------------------------------
                                      Bruce P. Rounds
                                      Vice President Chief Financial Officer

                                  EXHIBIT INDEX

                                       TO

                             FORM 8-K CURRENT REPORT

                           Dated as of March 22, 2007


Exhibit                                                             Furnished
  No.                                                                Herewith
-------                                                             ----------
             Press Release dated March 22, 2007, regarding the
 99.1        earnings of Alliance Laundry Holdings LLC for the
             year ended December 31, 2006.                              X